UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2008

ALLIANCE LAUNDRY HOLDINGS LLC
ALLIANCE LAUNDRY SYSTEMS LLC
ALLIANCE LAUNDRY CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE DELAWARE DELAWARE	333-56857 333-56857-01 333-56857-02	39-1927923 39-1928505 52-2055893
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

Shepard Street  P.O. BOX 990
RIPON, WISCONSIN 54971-0990
(Address of principal executive offices)

(920) 748-3121
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

On May 12, 2008 Alliance Laundry Holdings LLC issued a press release describing its results of operations for its first quarter ended March 31, 2008. This press release issued by the Registrant in connection with the announcement is furnished as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(c)	Exhibits

	99.1	Alliance Laundry Holdings LLC press release dated May 12, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANCE LAUNDRY SYSTEMS LLC
(Registrant)

Date:	May 12, 2008	/s/ Thomas F. L’Esperance
Thomas F. L’Esperance
CEO

/s/ Bruce P. Rounds
Bruce P. Rounds
Vice President Chief Financial Officer

ALLIANCE LAUNDRY CORPORATION
(Registrant)

Date:	May 12, 2008	/s/ Thomas F. L’Esperance
Thomas F. L’Esperance
CEO

/s/ Bruce P. Rounds
Bruce P. Rounds
Vice President Chief Financial Officer

ALLIANCE LAUNDRY HOLDINGS LLC
(Registrant)

Date:	May 12, 2008	/s/ Thomas F. L’Esperance
Thomas F. L’Esperance
CEO

/s/ Bruce P. Rounds
Bruce P. Rounds
Vice President Chief Financial Officer

EXHIBIT INDEX

TO

FORM 8-K CURRENT REPORT

Dated as of May 12, 2008

Exhibit No.		Furnished Herewith
99.1	Press Release dated May 12, 2008, regarding the earnings of Alliance Laundry Holdings LLC for the first quarter ended March 31, 2008.	X